UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): June 7, 2007 (June 1, 2007)

SOLAR ENERTECH CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-51717	98-0434357
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation)		Identification No.)

1600 Adams Drive
Menlo Park, CA 94025
(650) 688-5800
(Address and telephone number of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Item 9.01 Financial Statements and Exhibits.

SIGNATURES

EXHIBIT INDEX

EXHIBIT 10.1

EXHIBIT 99.1

Item 1.01 Entry into a Material Definitive Agreement.

          On April 26, 2007, Solar EnerTech Corp. (the “Company”) entered into a management agreement (the “Agreement”) with Ming-Wai Anthea Chung whereby Ms. Chung shall serve as the Company’s Chief Financial Officer which became effective on June 1, 2007. Under the Agreement, Ms. Chung will receive (i) an annual salary ranging from $130,000 to $175,000 depending on the Company’s financial performance; (ii) stock options to be determined in subsequent periods; and (iii) reimbursement of certain expenses including but not limited to relocation expenses, health insurance premium, car allowance and home trips. A copy of the Agreement is attached hereto as Exhibit 10.1.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

          The Company’s Board of Directors appointed Ms. Chung to serve as the Company’s Chief Financial Officer, effective June 1, 2007, as announced in the Company’s press release attached as Exhibit 99.1 to this Current Report.

          Since August 2004, Ms. Chung served as Vice President and Corporate Controller of RAE Systems Inc. in San Jose, California, (AMEX:RAE), a leading global developer and manufacturer of rapidly-deployable, multi-sensor chemical and radiation detection monitors and networks. Prior to August 2004, Ms. Chung worked as Corporate Controller of TLZ Inc. a global distributor of laser measurement tools located in Mountain View, California. Ms. Chung started her career at PricewaterhouseCoopers as an auditor where she spent five years working in the United States and three years working in China. Ms. Chung holds a bachelor of science degree in accounting from Indiana University at Bloomington and is a certified public accountant registered in the state of California.

          See disclosure under Item 1.01 above for the material terms of Ms. Chung’s management agreement.

          Effective June 1, 2007, Mr. Frank Fang Xie has agreed to resign as the Company’s chief financial officer but shall continue to serve as the Company’s Secretary and Treasurer, as well as a member of the Company’s board of directors.

Item 9.01 Financial Statements and Exhibits. (d) Exhibits.

Exhibit No.	Description

10.1	Management Letter signed on April 26, 2007 between Solar EnerTech Corp. and Ms. Ming-Wai Anthea Chung

99.1	Press Release dated June 6, 2007

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2007

SOLAR ENERTECH CORP.

By:	/s/ Leo Shi Young
Name:	Leo Shi Young
Title:	President and CEO

EXHIBIT INDEX

Exhibit No.	Description

10.1	Management Letter signed on April 26, 2007 between Solar EnerTech Corp. and Ms. Ming-Wai Anthea Chung

99.1	Press Release dated June 6, 2007